BANK AND OTHER BORROWINGS (Schedule of Bank and Other Borrowings) (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)
BANK AND OTHER BORROWINGS
Total bank and other borrowings	¥ 2,477,948	$ 388,844	¥ 2,116,924
Short-term	136,510	21,421	24,481
Long-term, current portion	162,842	25,553	124,395
Total	299,352	46,974	148,876
Long-term, non-current portion	¥ 2,178,596	$ 341,870	¥ 1,968,048